[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) MONEY
                MARKET SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) MONEY MARKET SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Terry A. Vittozzi+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, the series provided a total return of 1.31%. This return includes the reinvestment of any distributions and compares with a 1.00% return for the average money market portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance. The seven-day annualized yield on an investment is 0.89%, based on the latest seven days ended December 31, 2002, with dividends annualized.

A PERIOD OF LOWER INTEREST RATES
For the majority of 2002, the U.S. Federal Reserve Board (the Fed) left short-term rates at 1.75%. Continued economic weakness prompted the Fed to lower short-term rates in November by an additional 50 basis points, bringing the federal funds rate to 1.25%. Clearly, the Fed's actions had a major impact on the income and return your investment provided.

As rates flattened out, we moved the portfolio to a more neutral position with average maturities targeted at 50 to 55 days. In August and September, when the Fed began to signal that it might lower rates again, we extended the portfolio to about 60 days. After the November cut, we trimmed the maturity back to about 45 days.

We kept approximately 78% of the portfolio invested throughout the year in high-quality commercial paper. The balance of the portfolio was invested in U.S. government and government-guaranteed issues, which we believed added a degree of security against credit risk.

OPPORTUNITIES FROM ADDED FLEXIBILITY
In 2002, the Money Market Series was permitted to raise the maximum amount of U.S. dollar-denominated foreign issues from 20% to 35%. The added flexibility helped the fund when the U.S. supply of commercial paper dried up in response to the weak U.S. economy and a lack of short-term corporate capital expenditures. The U.S. dollar-denominated foreign issues gave us access to a more reliable investment supply without currency exposure. Normally, we expect to keep this portion of the portfolio in the 20% to 25% range.

OUTLOOK FOR CONTINUED FLAT RATES
We don't anticipate any near-term activity by the Fed. If the current state of the U.S. economy continues, we see no reason for the Fed to either lower or raise interest rates. However, a war with Iraq would change that view and make it difficult for anyone to predict where interest rates would go and what the impact of an ongoing war would be. In the meantime, we'll maintain our current wait-and-see positioning and look to take advantage of opportunities as they arise.

    Respectfully,

/s/ Terri A. Vittozzi

    Terri A. Vittozzi
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Terri A. Vittozzi is a portfolio manager at MFS Investment Management(R) (MFS(R)). She manages the money market portfolios of our mutual funds, offshore funds and variable annuities. Terri joined MFS in 1992. She held various positions at MFS including portfolio settlements coordinator and money market trader before being named assistant portfolio manager in 2000 and portfolio manager in 2001.

Terri earned a bachelor's degree from Babson College and a Master of Business Administration degree from Bentley College.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Size: $17 million net assets as of December 31, 2002

RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase unit price volatility. Please see the prospectus for details.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Commercial Paper - 78.3%
-------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)               VALUE
-------------------------------------------------------------------------------------------------------------------
    Abbey National PLC, due 1/02/03                                                      $  679         $   678,977
    Archer Daniels Midland Co., due 3/12/03                                                 200             199,316
    American General Finance Corp., due 1/29/03                                             250             249,644
    Barton Capital Corp., due 1/17/03                                                       350             349,795
    Blue Ridge Asset, due 2/10/03                                                           400             399,409
    CAFCO, due 3/14/03                                                                      407             405,917
    Citibank Credit Card Issuance Trust, due 1/14/03                                        600             599,671
    Citigroup, Inc., due 1/16/03 - 1/23/03                                                  600             599,506
    Corporate Recreation Corp., due 1/14/03 - 2/12/03                                       600             599,584
    Delaware Funding Corp., due 2/05/03                                                     485             484,368
    Edison Asset Securitization LLC, due 1/02/03                                            679             678,976
    FCAR Owner Trust, due 1/14/03                                                           600             599,627
    Gillette Co., due 1/24/03                                                               350             349,613
    GovCo, Inc., due 1/06/03                                                                500             499,881
    HBOS Treasury Services PLC, due 2/04/03                                                 350             349,465
    Jupiter Section, due 1/07/03 - 1/09/03                                                  612             611,844
    McGraw Hill, Inc., due 6/10/03                                                          500             497,089
    Morgan Stanley Dean Witter Discover & Co., due 2/14/03                                  500             499,181
    New Center Asset Trust, due 1/23/03                                                     600             599,351
    Park Avenue Recreation Corp., due 1/09/03                                               500             499,809
    Preferred Receivables Funding, due 1/08/03 - 1/14/03                                    600             599,778
    Private Export Funding Corp., due 1/21/03                                               350             349,677
    Societe Generale, due 2/19/03                                                           600             598,914
    Thunder Bay Funding, Inc., due 1/16/03                                                  740             739,587
    Trident Capital Finance, Inc., due 1/16/03                                              600             599,663
    General Electric Co., due 1/02/03                                                       679             678,976
-------------------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                                     $13,317,618
-------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 21.4%
-------------------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/15/03 - 3/14/03                                        $1,100         $ 1,098,146
    Federal Home Loan Mortgage Corp., due 2/06/03 - 2/27/03                                 850             848,337
    Federal National Mortgage Association, due 2/05/03 - 4/17/03                          1,700           1,696,528
-------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies, at Amortized Cost and Value                                             $ 3,643,011
-------------------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
-------------------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 12/31/02, due 1/02/03, total to be received
      $44,003 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                  $   44         $    44,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                                          $17,004,629
Other Assets, Less Liabilities - 0.0%                                                                         1,015
-------------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                     $17,005,644
-------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                          $17,004,629
  Cash                                                                      348
  Receivable for series shares sold                                         568
  Interest receivable                                                         2
  Other assets                                                              503
                                                                    -----------
      Total assets                                                  $17,006,050
                                                                    -----------
Liabilities:
  Distributions payable                                             $        52
  Payable to affiliates -
    Management fee                                                          233
    Reimbursement fee                                                       121
                                                                    -----------
      Total liabilities                                             $       406
                                                                    -----------
Net assets (represented by paid-in capital)                         $17,005,644
                                                                    ===========
Shares of beneficial interest outstanding                            17,005,644
                                                                     ==========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $1.00
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $350,234
                                                                       --------
  Expenses -
    Management fee                                                     $ 91,557
    Trustees' compensation                                                1,257
    Shareholder servicing agent fee                                       6,452
    Administrative fee                                                    1,745
    Custodian fee                                                         9,424
    Printing                                                              5,255
    Postage                                                                  11
    Auditing fees                                                        21,800
    Legal fees                                                            1,759
    Miscellaneous                                                         5,289
                                                                       --------
      Total expenses                                                   $144,549
    Fees paid indirectly                                                   (375)
    Reduction of expenses by investment adviser                         (34,305)
                                                                       --------
      Net expenses                                                     $109,869
                                                                       --------
        Net investment income                                          $240,365
                                                                       ========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                             2002                       2001
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to shareholders          $    240,365               $    648,811
                                                                            ------------               ------------
Series share (principal) transactions at net asset value of
  $1.00 per share -
  Net proceeds from sale of shares                                          $ 10,663,365               $ 22,142,122
  Net asset value of shares issued to shareholders in reinvestment
    of distributions                                                             240,320                    648,809
  Cost of shares reacquired                                                  (14,604,206)               (13,299,017)
                                                                            ------------               ------------
    Total increase (decrease) in net assets                                 $ (3,700,521)              $  9,491,914
Net assets:
  At beginning of period                                                      20,706,165                 11,214,251
                                                                            ------------               ------------
  At end of period                                                          $ 17,005,644               $ 20,706,165
                                                                            ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                                2002           2001           2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                         $ 1.00         $ 1.00         $ 1.00         $ 1.00       $ 1.00
                                                              ------         ------         ------         ------       ------
Income from investment operations# -
  Net investment income(S)                                    $ 0.01         $ 0.04         $ 0.06         $ 0.05       $ 0.05
                                                              ------         ------         ------         ------       ------
Less distributions declared to shareholders
  from net investment income                                  $(0.01)        $(0.04)        $(0.06)        $(0.05)      $(0.05)
                                                              ------         ------         ------         ------       ------
Net asset value - end of period                               $ 1.00         $ 1.00         $ 1.00         $ 1.00       $ 1.00
                                                              ======         ======         ======         ======       ======
Total return                                                    1.31%          3.72%          5.93%          4.59%        4.91%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    0.60%          0.61%          0.62%          0.61%        0.62%
  Net investment income                                         1.30%          3.50%          5.76%          4.52%        4.76%
Net assets at end of period (000 Omitted)                    $17,006        $20,706        $11,214        $11,426      $11,569

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                 $ 0.01         $ 0.03         $ 0.05         $ 0.04       $ 0.05
        Ratios (to average net assets):
          Expenses##                                            0.79%          0.85%          0.99%          0.88%        0.96%
          Net investment income                                 1.11%          3.26%          5.39%          4.25%        4.42%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 9 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                       DECEMBER 31, 2002      DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from
  ordinary income                               $240,365               $648,811

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $293,839.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees, who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

             First $2 billion                         0.0175%
             Next $2.5 billion                        0.0130%
             Next $2.5 billion                        0.0005%
             In excess of $7 billion                  0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $426,704,455 and $430,840,000, respectively.

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) Line of Credit
The series and other affiliated series participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $165. The series had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Money Market Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VMM-ANN 2/03 1M